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                                                                    EXHIBIT 99.3

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                                NOVA CORPORATION

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     This notice of guaranteed delivery or one substantially equivalent hereto must be used to exchange shares of common stock, par value $.01 per share, of NOVA Corporation for shares of common stock, par value $.01 per share, of U.S. Bancorp pursuant to the merger of NOVA with and into U.S. Bancorp, on the terms and conditions described in the joint proxy statement/prospectus dated ____, 2001, which is being mailed to you separately, and the related form of election, which is included with this notice of guaranteed delivery, if (a) your stock certificate(s) representing NOVA shares are not immediately available, or (b) you cannot deliver the stock certificate(s) and all other required documents to the exchange agent, Firstar Bank, N.A., prior to 5:00 p.m. Eastern Daylight Time on ______, 2001. You may deliver this notice of guaranteed delivery to the exchange agent by hand, by courier, by first-class or express mail or by facsimile transmission, as directed below.

     The terms and conditions of the Agreement and Plan of Merger dated as of May 7, 2001, by and between NOVA and U.S. Bancorp, are incorporated by reference in this notice of guaranteed delivery.

DELIVERY BY MAIL, HAND OR COURIER:     DELIVERY BY FACSIMILE
Firstar Bank, N.A.                       Firstar Bank, N.A.
1555 North RiverCenter Drive              (414) 276-4226
Suite 301
Milwaukee, WI 53212

                        CONFIRM FACSIMILE TRANSMISSION:
                               (414) 905-5300
     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE FORM OF ELECTION IS REQUIRED BY THE INSTRUCTIONS THERETO TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DESCRIBED IN THE FORM OF ELECTION), THE SIGNATURE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE FORM OF ELECTION.
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Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the merger agreement, the proxy statement/prospectus, and the related form of election, the receipt of which is hereby acknowledged, I hereby tender to you the number of NOVA shares indicated in this notice of guaranteed delivery, pursuant to the guaranteed delivery procedure set forth in the form of election.

                    (PLEASE CHECK ONE OF THE FOLLOWING BOXES)

/ / BY CHECKING THIS BOX I HEREBY TRANSMIT ALL OF MY NOVA SHARES

/ / BY CHECKING THIS BOX I HEREBY TRANSMIT _________ (NUMBER) OF MY NOVA SHARES.

                  (PLEASE TYPE OR PRINT, EXCEPT FOR SIGNATURE)

Name(s) of Registered Holder(s):

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Address(es) (include zip code):

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Area Code and Telephone No(s):
                              -----------------------------

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Dated:
      -----------------------------------------------------


Signature(s):
             ----------------------------------------------

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Total number of shares tendered:
                                ---------------------------

Certificate No(s), (if applicable):

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Total Number of Shares Represented by NOVA
Share Certificate(s):
                     --------------------------------------

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Window Ticket No. (if any):
                           --------------------------------

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                               MEDALLION GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, hereby (1) guarantees that the certificates representing the NOVA shares tendered hereby in proper form for transfer, together with a properly completed and duly executed form of election, (or a manually signed facsimile thereof) and any required signature guarantees, and any other documents required by the form of election, will be received by the exchange agent at one of its addresses set forth above, within three business days after the date hereof, (2) represents that the holder on whose behalf this tender is being made owns the NOVA shares being transmitted within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (Rule 14e-4), and (3) represents that the transmission of such NOVA shares complies with Rule 14e-4.

                  (PLEASE TYPE OR PRINT, EXCEPT FOR SIGNATURE)

Name of Firm:
             ----------------------------------------------

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Address(Include Zip Code):
                          ---------------------------------

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Telephone:
          -------------------------------------------------


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                   Authorized Signature

Name:
     ------------------------------------------------------

Title:
      -----------------------------------------------------

Dated:
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